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                                                                  EXHIBIT 10.8.3

              ALCAN SUPPLEMENTAL RETIREMENT BENEFIT PLAN (CANADA)
                          SCHEDULE OF AMENDMENTS 98-1


1. Subsection 20.6 is amended by replacing the opening paragraph by the following paragraph:

     "Approved Disability Benefit" means a benefit described in (i) or (ii) below paid while the Member is an Executive Employee and suffers from a physical or mental impairment, as certified in writing by a qualified medical doctor, that prevents the Member from performing the duties of employment in which the Member was engaged before the commencement of the impairment:".

2. Subsection 2.10 is amended by replacing the words "a person other than the Member's Spouse" by the words "the person".

3. Subsection 2.27 is amended by adding after the first paragraph the following paragraph:

     "However, in the event that a Member's contract for employment with a Participating Company for any Plan Year is for less than the number of hours required for full-time employment by the Participating Company, his Pensionable Earnings will be assumed to be that amount that would have been paid had the Member worked full time for the purpose of calculating the Highest Average Earnings".

4. Paragraph 9.02(c) is amended by replacing the words, "66 2/3% (only available to Provincial Employees of Manitoba), 75% or 100%" by the words "or 66 2/3% (only available to Provincial Employees of Manitoba)" and by deleting "85%" and "80%" in the Table A.

5. Subsection 10.01 is amended by replacing the words "section 7" by the words "sections 7 and 8".

6. Subsection 13.02 is amended by deleting the words "with the Royal Trust Corporation of Canada".

7. Subsection 2.24 is amended by inserting after the word "months" the words "which for greater certainty includes the number of years granted by virtue of paragraph 4.03(g) of the Plan".


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8.   Paragraph 8.02(b) is amended by inserting the following subparagraph at the end:

     "Notwithstanding the above, the early retirement factor is 100% if the Member meets the following conditions at Early Retirement Date:

     (i) his Number of Points equals 90 or more or his Number of Points is 75 and he is age 60 or over; and

     (ii) he is in receipt of an Approved Disability Benefit which is fully integrated with this early retirement pension.

     The Member on a leave of absence without pay who is in receipt of an Approved Disability Benefit, stops accruing Credited Service upon meeting the above conditions".

9. Subsection 2.24 is amended by inserting after the words "4.03(g) of the Plan" the words "except for the purpose of qualifying after 31 October 1998 under a provision of the Plan requiring a number of points equal to at least 85".

10. Subsection 6.03 is amended by replacing the words "first day of the month in which he attains the age of 71 years" by the words "end of the year in which he attains age 69".

11. Subsection 6.04 is amended by replacing the words "first day of the month in which he attains the age of 71 years" by the words "end of the year in which he attains age 69".

12. Subsection 8.02(b) is amended by replacing throughout the paragraph the number "90" by the number "85".

13.  Subsection 8.02 is amended by adding the following paragraph:

     "(c) For the exclusive purposes of this paragraph 8.02(c), the following definitions apply:

          "limit date"   means the earlier of the following dates: (i) the
                         earliest date on which a retirement pension under the Canada/Quebec Pension Plan is payable without any reduction and, (ii) the Normal Retirement Date;

          "A" equals the Credited Service of a Member at his Payment Commencement date;



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          "B"            equals the number of years (including any fraction of a
                         year) by which the Member's Payment Commencement Date precedes the first day of the month next following the day he attains age 60;

          "C" equals (i) if the Member's Payment Commencement Date precedes the first day of the month next following the day he attains age 60, the number of years (including any fraction of a year) by which the first day of the month in which he attains age 60 precedes the limit date or, (ii) if the Member's Payment Commencement Date occurs on or after the first day of the month next following the day he attains age 60, the number of years (including any fraction of a year) by which that Payment Commencement Date precedes the limit date;

          "D" equals the total of all amounts paid as a bridge benefit on and before the first day of the month next following the day he attains age 60;

          "E" equals the number of years (including any fraction of a year) by which the first day of the month next following the day he attains age 60 precedes the limit date;

          "F" equals the number of years (including any fraction of a year) by which the Member's Payment Commencement Date precedes the first day of the month following the limit date.

          A Member whose Early Retirement Date occurs on or after his attainment of the age of 60 and whose Number of Points is equal to at least 75 at that Date, or whose Early Retirement Date occurs before his attainment of the age of 60 and whose Number of Points is equal to at least 85 at that Date, and who is

          (i)  contributing to the Plan at his Early Retirement Date, or

          (ii) on an authorized leave of absence without pay and in receipt of an Approved Disability Benefit is entitled to a bridge benefit in addition to his retirement benefit.

          The bridge benefit begins on the Payment Commencement Date of his retirement benefit and is payable in monthly instalments until the earlier of the following date: (i) his date of death and, (ii) the limit date and, is reduced by any bridge benefit or its equivalent payable from the Plan and from a pension plan of an Affiliated Company or a Predecessor Company to


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          the extent that credited service under such plan is recognized as credited past service under the Plan in accordance with paragraphs 4.03(a) or 4.03(b) of the Plan.

          A Member who is entitled to a bridge benefit may subject to the limitations below, in the written prescribed by and filed with the Administrator not later than three months prior to his Pension Commencement Date, elect from the following alternate forms of bridge benefit determined at his Payment Commencement date:

          (i) up to the first day of the month in which he attains age 60, an annual amount determined by the formula

                                    $325 x A

               and thereafter, an annual amount determined by the formula

                                    $250 x A

          (ii) up to the first day of the month next following the day he attains age 60, an annual amount equal to the maximum annual amount permitted under Revenue Rules and thereafter, an annual amount determined by the formula

                      ($325 x A x B) + ($250 x A x C) - D
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                                       E

          Form (i) of the bridge benefit is payable if the Member fails to elect within the allowable delay. Form (ii) of the bridge benefit may only be selected if the Member's Payment Commencement Date precedes the first day of the month next following the day he attains age 60.

          Notwithstanding the options described above, the bridge benefit of a Member

          (i) who is entitled to benefits from the Plan or from other plans sponsored by a Participating Company shall be adjusted as required to coordinate with the Plan or with those other plans and with the condition that, at its determination, the total of all amounts shall equal the amount determined by the formula

                        ($325 x A x B) + ($250 x A x C)


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          (ii) who elects to receive a temporary pension under subsection 10.06 of the Plan shall be determined by the formula

                        ($325 x A x B) + ($250 x A x C)
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                                       F

          (iii) whose form of payment of his retirement benefit is a lump sum amount shall receive his bridge benefit in a lump sum amount equal to the Actuarial Equivalent of his bridge benefit otherwise payable in monthly installments".


                                 EFFECTIVE DATE

Sections 1, 2, 3, 4 and 5 shall be effective as of 1 January 1992, section 6 as of 1 January 1990, sections 7 and 8 as of 1 July 1996, sections 10 and 11 as of 1 January 1997 and sections 9, 12 and 13 as of 1 November 1998.


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